UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Institutional Mid-Cap Equity Growth Fund	June 30, 2010

Highlights

• The relief rally that began in March 2009 experienced a sharp correction in recent months.

• The Institutional Mid-Cap Equity Growth Fund recorded a small loss but fared better than its benchmarks, as it often has in periods of market turmoil.

• The fund’s energy, industrials, and information technology holdings weighed on performance, while health care holdings offered good results, thanks in part to merger activity.

• We are struck by several market anomalies, including divergent valuations between stocks and bonds and the meager premium accorded to growth shares relative to value.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Mid-Cap Equity Growth Fund

Dear Investor:

“April is the cruellest month,” observed T.S. Eliot, and 2010 did much to bear the poet out. On April 20, the Deepwater Horizon oil rig exploded in the Gulf of Mexico, sparking a prolonged environmental crisis that once again called into question the government’s ability to respond to disaster. One week later, a downgrade in Greece’s sovereign credit rating set off a series of events that appeared to put at risk the very future of the European Union and its currency, threatening, in turn, at least one engine of the global economic recovery. With almost a sense of resignation, it seems, consumer confidence levels slumped and investors resumed dumping stocks. The relief rally that began in March 2009 experienced a substantial correction and gave up roughly one-quarter of the ground it had regained. Mid-cap growth stocks performed somewhat better than larger shares, and your fund repeated its pattern of many past downturns, faring modestly better than the mid-cap growth indexes.

The Institutional Mid-Cap Equity Growth Fund finished the six months with a small loss, returning -0.51% for the period. The fund performed somewhat better than its benchmarks and remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the Institutional Mid-Cap Equity Growth Fund 64 out of 412, 61 out of 365, 33 out of 313, and 4 out of 173 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended June 30, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Market Environment

In past communications, we have spelled out our view of the tremendous challenges facing the global economy as it emerges from an epochal financial crisis—one has to go back 75 years to find a disruption similar in magnitude. We have also outlined our belief that the U.S. economy was just beginning a protracted, multiyear adjustment away from leveraged growth and deregulation to an era of heavier government involvement and slower economic growth. While we were happy to see the rebound in investor confidence last year, along with a more modest rebound in business conditions, we cautioned that the U.S. economy was only beginning what promised to be a slow and tortuous recovery.

In this sense, the story has played out in recent months as we thought it might, although we certainly could not have predicted the cast of villains—primarily the Greek debt crisis and Deepwater Horizon—that undermined investors’ confidence and sparked the steep sell-off in May and June. We had a better idea of who the heroes in the story might be, although some have disappointed us. Last year, Federal Reserve Chairman Ben Bernanke struck many as the man on horseback; the actions of the Fed and the U.S. government prevented a calamitous collapse of the financial system in late 2008 and 2009, and the Fed played an important role in restarting frozen credit markets last year. However, it has become less clear in recent months whether the Fed has more heroics in store. Indeed, we are among those who increasingly question whether the Fed’s zero interest rate policy (or “ZIRP,” as some call it) is actually spurring economic growth or merely transferring wealth from savers, such as the elderly, to risk takers of all stripes. Bailing out commercial real estate developers and others through nominal interest rate loans strikes us as a misallocation of capital that does little to set the stage for a new round of growth.

Many Americans hoped the silver star might be worn by either the administration or Congress—although the particular heroics Americans hoped to see out of Washington depended largely on their political viewpoint. The stimulus spending enacted by Washington has undoubtedly helped the U.S. skirt a deeper recession—one that might even have morphed into a full-blown depression like those that have followed similar financial crises. However, the combination of tax cuts (mostly predating this crisis) and increased spending in recent years has amplified the budget deficit, and the federal government has made no significant progress in addressing the long-term fiscal crisis that looms from increasing entitlement spending. Even more worrisome, the government has been funding these long-term obligations with short-term borrowing—the same reckless path followed by Bear Stearns.

We share the worries of many that the push for regulatory reform—which has been felt most dramatically in the energy, health care, and financials sectors—is in danger of going too far. Business is increasingly seen as the enemy by many in the nation’s capital, and while populist, antibusiness rhetoric may make for good politics, at least in the short run, it also carries the risk that companies will delay investment and hiring due to uncertainty over coming regulations. As some have observed, demagoguery raises risk premiums, hampering both markets and economic growth.

The victims in our unfolding melodrama are far from blameless, however. Business has refused to face up to the need for reform after 30 years in which the deregulatory pendulum swung too far. This is particularly true for a recalcitrant Wall Street, which largely refuses to account for its irresponsibility in the years leading up to the financial crisis. Indeed, we have been disheartened by efforts on the part of some of the largest and most respected financial institutions to emasculate the recent financial reform package. In our view, much of the financial “innovation” of the previous two decades has served to abet highly speculative activity, with little productive benefit to the economy.

American consumers are also ambiguous victims in our story. Tempted by easy credit and the booming real estate market—which turned many houses into virtual ATMs—Americans amassed mountains of debt over the previous decade. They have made only modest progress in reducing debt levels in the past two years, and what has been accomplished has largely occurred through write-downs in the form of foreclosures and bankruptcies. Consequently, consumer spending growth in the economic recovery has been tepid, unlike most recoveries in the postwar period. The U.S. personal savings rate has risen from its record lows but will have to rise further. It will take many more years before household balance sheets are once again stable; the consumer deleveraging headwind will likely constrain economic growth for a significant period of time.

If the recovery has had one hero in recent months, it may have been a sector many had forgotten about—manufacturing. Strong growth in emerging markets, and a decline in the U.S. dollar relative to other currencies, fueled a “V shaped” rebound in U.S. manufacturing in late 2009 and early 2010—a pattern evident in both manufacturing employment and indexes of factory activity. The decline in the euro in late April, worries about tighter monetary policy, and a slowdown in China, may have weakened the rebound recently. However, rising labor costs in China, along with growing concerns on the part of U.S. businesses about transportation costs and vulnerable supply lines, suggest that the U.S. industrial base may finally be reversing its decades-long decline. Foreign companies, particularly automakers, are increasing investments in U.S. manufacturing plants, and some American manufacturers are beginning to rethink their Asian outsourcing strategies.

The past six months provided little resolution to the central drama in our story—whether the global economy will be able to rebalance slowly without being derailed by another major crisis. The suspense is unlikely to be resolved for many years. Greece, an exceptionally bloated welfare state, is the first to have to restructure its economy, but others in Europe are following. In time, U.S. government spending and taxation will also have to be restructured, and whether that will be accomplished proactively, through an evolutionary process, or in the forge of a crisis will be determined in the next couple of years.

Portfolio Review

Despite the distinctly sour note on which our reporting period ended, the fund enjoyed positive overall returns from most sectors, with only energy, business services, and information technology weighing on performance. Given the storm of controversy surrounding the passage of health care legislation this spring, it is somewhat notable that our health care holdings fared particularly well. We enjoyed especially good returns from drugmakers OSI Pharmaceuticals, Valeant Pharmaceuticals, and Perrigo. OSI’s shares appreciated after it became the takeover target of a Japanese pharmaceutical company, while Valeant benefited from strong earnings gains and a string of favorable acquisitions. Perrigo, the largest maker of store-brand over-the-counter medications, profited from consumers’ growing price sensitivity. Longtime holding Edwards Lifesciences surged on excitement over prospects that its less-invasive heart valve procedure, which it is now selling successfully in Europe, might soon be approved by regulators for sale in the United States. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

While we have been cautious and underweight in consumer stocks, the fund has benefited from solid stock picking in this sector. Our top contributor in the period was Chipotle Mexican Grill, which continues to grow quickly even as consumers carefully watch their spending. Similarly, Whole Foods Market has outperformed Wall Street expectations by attracting cautious shoppers with better prices. Wynn Resorts was able to overcome weakness in its Las Vegas operations by posting robust results at its resort on the Chinese peninsula of Macau. Within the consumer sector, however, we experienced poor returns from retailer Liberty Media Interactive, the parent of QVC Networks, which, in retrospect, we added to the portfolio at an inopportune time in the company’s business cycle. Internet travel firm Expedia also lagged on fears of potential competition from Google.

Several of our energy holdings performed poorly over the past six months; some suffered from lower U.S. natural gas prices, while others reacted to the Gulf oil spill and the resulting ban on U.S. deepwater drilling. Our largest detractor in the sector was CONSOL Energy, a coal producer that made a number of natural gas acquisitions—including CNX Gas, another fund holding—that were greeted without enthusiasm from investors. On the other hand, results were helped by oil services firm Smith International, a fund holding since 1992, which received a takeover offer from rival Schlumberger before the oil spill cast its pall over the industry. Despite recent progress in capping the leak, we believe the Gulf spill will likely redefine how we think about energy and the environment.

Our information technology holdings, typically a major focus of the portfolio, weighed the most on returns in the period. Juniper Networks performed poorly as investors worried its growth might slow. Software security firm McAfee was particularly weak following poor quarterly results, and semiconductor makers Marvell Technology Group, MEMC Electronic Materials, and NVIDIA also lagged. Several technology services holdings—Fiserv, Western Union, and Global Payments—sagged on worries that a slowdown in global economic growth would constrain electronic transactions. We continue to believe these companies are poised to prosper over the long run as consumers and businesses around the world transition away from paper currency.

Investment Strategy and Outlook

In managing your fund over the years, we have found it worthwhile to pay attention to anomalies in stock prices as well as the economy and markets. On a micro level, these might involve companies with valuations well out of line with our perception of their long-term growth rates or industries trading well above or below their historical averages. Lately, we have noted several macro-level anomalies and, in particular, a series of odd juxtapositions in the economy and markets.

Foremost among these is the extreme difference in investor sentiment toward stock versus bond investing and the enormous valuation gap between stocks and bonds. Currently, investors are willing to accept yields of slightly under 3% in return for investing in 10-year Treasury notes, a non-appreciating asset. As a result, the average bond “P/E,” which is the inverse of its yield, is over 30—a valuation many cautious bond investors would scoff at in a stock. In comparison, the S&P 500 Index is currently trading at about 12 times analysts’ estimates for 2011 earnings. Indeed, by this measure, stock valuations have not been this modest relative to Treasury yields in 30 years. The anomaly that we see quantitatively in the markets is also evident in investor sentiment and behavior. In reaction to a decade of stagnant returns and high volatility in stocks, investors have been pouring new money into funds investing in bonds rather than equities—a reversal of the pattern in the late 1990s. In our experience, investors moving in unison toward one segment or another, no matter how compelling the logic at the time, is often a harbinger of a major market turn ahead.

We also note that growth stocks are trading at a very modest premium compared with value shares; by one metric, larger-cap growth shares are trading close to their lowest premium in two decades. Valuations imply that investors expect little growth ahead. As shown in the Growth vs. Value table, mid-cap growth shares continued to lag their value counterparts in the first half of the year. While we think that growth stocks are undervalued relative to value stocks, we also believe that large-cap issues are particularly out of favor; large-cap growth stocks look very attractive at this juncture. However, we must warn that anomalies can persist for long periods of time.

A more puzzling investment dilemma is that concerns about impending inflation and deflation appear equally prominent. Both are driving investment decisions; some deflation-wary investors have been content to lock themselves into Treasury bonds paying yields that would not cover even modest inflation rates, while others have driven the price of gold to record highs. We see valid arguments on both sides, although, like many, we view inflation as a more potent threat over the longer term. In the intermediate term, however, the considerable slack in the global economy suggests that few firms have the pricing power to lead a broad, 1970s-style surge in inflation. We also note that the debt defaults plaguing the global economy over the past two years, by taking money out of the system, have had a powerful deflationary effect; sovereign defaults would dramatically exacerbate this tendency. Over the long term, though, it may be more expedient for governments to allow inflation to reemerge rather than force a painful restructuring of their economies; such a path would exert a far greater toll on holders of stocks and bonds.

Finally, we are struck by the very different views we are seeing of the economy from macro and micro perspectives. As we have described, our big-picture, macro view is generally subdued, and we see many reasons why the recovery will remain constrained or even vulnerable to reversal. At the same time, we hear a very different story in our conversations with managements, who are reporting quite favorable business conditions. Solid revenue and profit growth for many companies suggest that conditions may not be as dire as many think.

Nevertheless, as of this writing, the dominant theme in the business press is doom and gloom. After having their hopes raised last year, many investors are cowering in zero-interest assets as they await the next villain—sovereign debt defaults, perhaps—to ride into town. We suspect the real story may be a continued “muddle through” economic recovery, punctuated by periods of disappointment like the past few months. We are living in the aftermath of a huge credit bubble, and it will take years for the global economy to recalibrate to a sustainable level of debt. As it does, we are likely to experience a series of aftershocks similar to the Greek debt crisis this spring. Each aftershock is likely to send investors scurrying, but we are reminded that periods of distress historically have been good times to invest, even if the payoff took a few years. We are optimistic that opportunities await patient investors, including the growing, mid-size companies that are our fund’s focus.

Respectfully submitted,

Brian W.H. Berghuis
Portfolio manager and chairman of the fund’s Investment Advisory Committee

John F. Wakeman
Member of the fund’s Investment Advisory Committee

July 21, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its earnings. The ratio is a measure of how much investors are willing to pay for a company’s earnings. The higher the P/E, the more investors are paying for a company’s earnings.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Mid-Cap Equity Growth Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
June 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Government Reserve Investment Fund, 0.21%	¤	¤	$8	$10,186	$9,823
Totals			$8	$10,186	$9,823

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$10,186
Dividend income	8
Interest income	–
Investment income	$ 8
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
June 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $457,200)	$	536,591
Receivable for investment securities sold		1,512
Receivable for shares sold		203
Dividends and interest receivable		143
Cash		15
Other assets		109
Total assets		538,573
Liabilities		
Payable for investment securities purchased		1,000
Investment management fees payable		280
Payable for shares redeemed		180
Due to affiliates		7
Other liabilities		114
Total liabilities		1,581
NET ASSETS	**$**	**536,992**
Net Assets Consist of:		
Accumulated net investment loss	$	(332)
Accumulated undistributed net realized loss		(17,800)
Net unrealized gain		79,391
Paid-in capital applicable to 24,926,341 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		475,733
NET ASSETS	**$**	**536,992**
NET ASSET VALUE PER SHARE	**$**	**21.54**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10
Investment Income (Loss)	
Dividend income	$ 1,332
Expenses	
Investment management	1,540
Shareholder servicing	1
Prospectus and shareholder reports	3
Custody and accounting	83
Registration	15
Legal and audit	12
Directors	4
Miscellaneous	6
Total expenses	1,664
Net investment loss	(332)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	27,298
Foreign currency transactions	(12)
Net realized gain	27,286
Change in net unrealized loss on securities	(30,310)
Net realized and unrealized loss	(3,024)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (3,356)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (332)	$ (272)
Net realized gain (loss)	27,286	(24,424)
Change in net unrealized gain (loss)	(30,310)	176,965
Increase (decrease) in net assets from operations	(3,356)	152,269
Capital share transactions*		
Shares sold	118,029	86,396
Shares redeemed	(61,444)	(89,407)
Increase (decrease) in net assets from capital share transactions	56,585	(3,011)
Net Assets		
Increase during period	53,229	149,258
Beginning of period	483,763	334,505
End of period	**$ 536,992**	**$ 483,763**
Undistributed (accumulated) net investment income (loss)	(332)	–
*Share information		
Shares sold	5,258	4,899
Shares redeemed	(2,678)	(5,236)
Increase (decrease) in shares outstanding	2,580	(337)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
June 30, 2010 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $8,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2010, the fund accepted $84,246,000 of in-kind subscriptions, including $68,670,000 from other T. Rowe Price funds.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $175,436,000 and $120,606,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $34,369,000 of unused capital loss carryforwards, which expire: $6,231,000 in fiscal 2016 and $28,138,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $457,200,000. Net unrealized gain aggregated $79,391,000 at period-end, of which $103,110,000 related to appreciated investments and $23,719,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $43,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010